JNL/UBS Large Cap Select Growth Fund
(formerly, JNL/Capital Guardian U.S. Growth Equity Fund)
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 30, 2012, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management/Administrative Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.01%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	0.97%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management/Administrative Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	0.77%

1 Because the Fund invests in investment companies, the Fund will indirectly bear its pro rata share of fees and expenses of the investment companies in addition to the other expenses shown.  Amount is based upon the allocations to the investment companies during the period ended December 31, 2011.  Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$99	$309	$536	$1,190

Class B
1 year	3 years	5 years	10 years
$79	$246	$428	$954

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2011 – 12/31/2011	40%

Period	Class B
1/1/2011 – 12/31/2011	40%

The portfolio turnover reflected above reflects the Fund’s results when managed by the previous sub-adviser, Capital Guardian Trust Company.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment.  In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.  Investments in equity securities include common stock and preferred stock, as well as, American Depository Receipts (“ADRs”). The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies.

In selecting securities, the Sub-Adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.  To this end, the Sub-Adviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities.  The Sub-Adviser expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In deciding whether an investment is tied to the U.S., the Sub-Adviser considers a number of factors including whether the investment is issued or guaranteed by the U.S. government or any of its agencies; the investment has its primary trading market in the U.S.; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, the U.S.; the investment is included in an index representative of the U.S.; or the investment is exposed to the economic fortunes and risks of the U.S.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations.  When the Fund engages in such activities, it may not achieve its investment objective.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

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Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing inequities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

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Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

•	Growth investing risk – Growth stocks are generally priced based on future or anticipated earnings and can perform differently from the market as a whole or other types of stocks.
•	Large cap investing risk – Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.
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Leveraging risk – Reverse repurchase agreements, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, and other derivatives, may give rise to a form of leverage.  The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

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Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

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Managed portfolio risk– As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance.  The performance information shown reflects the Fund’s results when managed by the previous sub-adviser, Capital Guardian Trust Company.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2003): 17.92%; Worst Quarter (ended 12/31/08): -27.62%

Class B

Best Quarter (ended 6/30/2009): 17.55%; Worst Quarter (ended 12/31/08): -27.59%

Average Annual Total Returns as of December 31, 2011
	1 year	5 year	10 year
JNL/UBS Large Cap Select Growth Fund (Class A)	0.75%	-0.14%	1.45%
Russell 1000® Growth Index	2.64%	2.50%	2.60%

Average Annual Total Returns as of December 31, 2011
	1 year	5 year	Life of Class (March 5, 2004)
JNL/UBS Large Cap Select Growth Fund (Class B)	1.84%	0.24%	2.11%
Russell 1000® Growth Index	2.64%	2.50%	3.74%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
UBS Global Asset Management (Americas) Inc.

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Lawrence G. Kemp	2012	Managing Director and Head of the U.S. Large Cap Growth Equity Team

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.